AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 13, 1999
                                             REGISTRATION NO. 333-
     ========================================================================
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                 --------------------
                                       FORM S-3
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                                 --------------------
                                    COMPUMED, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                 5047               95-2860434
               --------                 ----               ----------
           (STATE OR OTHER       (PRIMARY STANDARD      (I.R.S. EMPLOYER
           JURISDICTION OF           INDUSTRIAL          IDENTIFICATION
           INCORPORATION OR        CLASSIFICATION             NO.)
            ORGANIZATION)             CODE NO.)
                                 ---------------------
                           1230 ROSECRANS AVENUE, SUITE 1000
                           MANHATTAN BEACH, CALIFORNIA 90266
                                    (310) 643-5106
          (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                      AREA CODE, OF PRINCIPAL EXECUTIVE OFFICES
                                 ---------------------
                                     JAMES LINESCH
                         PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                     COMPUMED, INC.
                           1230 ROSECRANS AVENUE, SUITE 1000
                           MANHATTAN BEACH, CALIFORNIA  90266
                                     (310) 643-5106
          (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                           AREA CODE, OF AGENT FOR SERVICE)
                                 ---------------------
                                        COPIES TO:

                                   BRUCE A. RICH, ESQ.
                                THELEN REID & PRIEST LLP
                                    40 WEST 57TH ST.
                                NEW YORK, NEW YORK  10019
                                     (212) 603-6780

               APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT AS DETERMINED BY MARKET CONDITIONS AND OTHER FACTORS.

               IF THE ONLY SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED PURSUANT TO DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX. [ ]

               IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OTHER THAN SECURITIES OFFERED ONLY IN CONNECTION WITH DIVIDEND OR INTEREST REINVESTMENT PLANS, CHECK THE FOLLOWING BOX. [X]

               IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. [X] 333-44805
                                                             ---------

               IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING.
          [  ] _______________

               IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX. [ ]

                           CALCULATION OF REGISTRATION FEE
     ========================================================================
       TITLE OF
         EACH                          PROPOSED     PROPOSED
       CLASS OF                        MAXIMUM      MAXIMUM
      SECURITIES         AMOUNT        OFFERING     AGGREGATE    AMOUNT OF
        TO BE            TO BE         PRICE PER    OFFERING    REGISTRATION
      REGISTERED       REGISTERED       UNIT(1)     PRICE(1)       FEE(3)
     ------------------------------------------------------------------------
      COMMON STOCK,
      PAR VALUE
      $.01 PER
      SHARE(2)         1,238,938        $1.78      $2,205,309       $613.
     ========================================================================

     (1) ESTIMATED SOLELY FOR PURPOSES OF CALCULATING THE REGISTRATION FEE PURSUANT TO RULE 457, ON THE BASIS OF THE AVERAGE OF THE BID AND ASK PRICES REPORTED ON THE NASDAQ SMALLCAP MARKET ON JULY 8, 1999
     (2) REPRESENTS SHARES OF COMMON STOCK UNDERLYING OUTSTANDING WARRANTS AND INCLUDES A PRESENTLY INDETERMINATE NUMBER OF SHARES ISSUED OR ISSUABLE UPON EXERCISE OF SUCH WARRANTS.
     (3) IN ACCORDANCE WITH RULE 457(G), THE REGISTRATION FEE FOR THESE SHARES IS CALCULATED UPON A PRICE WHICH REPRESENTS THE HIGHEST OF (I) THE PRICE AT WHICH THE WARRANTS MAY BE EXERCISED; (II) THE OFFERING PRICE OF SECURITIES OF THE SAME CLASS INCLUDED IN THIS REGISTRATION STATEMENT; OR (III) THE PRICE OF SECURITIES OF THE SAME CLASS, AS DETERMINED PURSUANT TO RULE 457(C).

           THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON
      SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE
      DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL
      THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
      THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL
      BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT
      TO SAID SECTION 8(A), MAY DETERMINE.
      =======================================================================

                        INCORPORATION OF CERTAIN INFORMATION
                                     BY REFERENCE


               The information in the Registration Statement on Form S-3, Registration Number 333-44805, filed by CompuMed, Inc. with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

          ITEM 16.  EXHIBITS

               All exhibits filed with or incorporated by reference in Registration Statement No. 333-44805 are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following which are filed herewith.

          EXHIBIT
          NUMBER         DESCRIPTION OF EXHIBIT
          --------       ----------------------

          5.             Opinion of Thelen Reid & Priest LLP

          23.1           Consent of Ernst & Young LLP

          23.2 Consent of Thelen Reid & Priest LLP (included as part of Exhibit 5)

          24. Power of Attorney (included on signature page of this Registration Statement)

                                      SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Manhattan Beach, and State of California, on the 12th day of July, 1999.


                                   COMPUMED, INC.


                                   By:   /s/  James Linesch
                                      -------------------------------------
                                               James Linesch
                                               President


                                  POWER OF ATTORNEY

               Each director and/or officer of the registrant whose signature appears below hereby appoints James Linesch as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below and to file with the SEC, any and all amendments, including post-effective amendments, and supplements to this Registration Statement.

               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the follow-ing persons in the capacities and on the dates indicated.

               SIGNATURE                        TITLE               DATE
               ---------                        -----               ----


            /s/   James Linesch
          -----------------------------   President and Chief   July 12, 1999
                James Linesch             Financial Officer


            /s/   Robert B. Goldberg
          -----------------------------   Chairman of the       July 12, 1999
                Robert B. Goldberg        Board


            /s/   John D. Minnick
          -----------------------------   Director              July 12, 1999
                John D. Minnick


            /s/ Robert Stuckelman
          -----------------------------   Director              July 12, 1999
                Robert Stuckelman


            /s/   Herbert Lightstone
          -----------------------------   Director              July 12, 1999
                Herbert Lightstone


            /s/  John Romm
          -----------------------------   Director              July 12, 1999
                John Romm

                                    EXHIBIT INDEX


          Exhibit
          -------

          5         Opinion of Thelen Reid & Priest LLP

          23.1      Consent of Ernst & Young LLP

          23.2 Consent of Thelen Reid & Priest LLP (included as part of Exhibit 5)

          24.       (included on signature page of this Registration
                    Statement)